UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 24, 2014

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)
7201 West Friendly Avenue Greensboro, North Carolina (Address of Principal Executive Offices)	27410 (Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 24, 2014, Unifi, Inc. (the “Registrant”), pursuant to authorization by the Registrant’s Board of Directors (which included all the members of the Compensation Committee of the Registrant’s Board of Directors), (a) entered into an Amendment No. 2 to Change in Control Agreement with each of William L. Jasper, the Registrant’s Chairman and Chief Executive Officer, R. Roger Berrier, Jr., the Registrant’s President and Chief Operating Officer, and Thomas H. Caudle, Jr., the Registrant’s Vice President of Manufacturing (the “Amendments”) and (b) entered into a Change in Control Agreement with James M. Otterberg, the Registrant’s Vice President and Chief Financial Officer (the “Otterberg Agreement”). Each of the Amendments and the Otterberg Agreement is effective on December 31, 2014, which is the date on which the existing Change in Control Agreements with Messrs. Jasper, Berrier and Caudle (the “Legacy Agreements”) will expire, and its term continues to December 31, 2017, unless earlier terminated as described below. In addition to extending the Legacy Agreements for three years, the Amendments revise and limit, as described below, the definitions of “Change in Control” and “Good Reason” and make certain technical corrections. The Legacy Agreements, as so amended, and the Otterberg Agreement are individually referred to as an “Agreement” and collectively as the “Agreements”. Each individual referenced above is referred to as an “executive officer”.

The substantive terms of all of the Agreements are identical, and each will continue until December 31, 2017, or the earlier of two (2) years from the date of a change in control (if the executive officer has not voluntarily terminated his employment for good reason) or the termination of the executive officer’s employment prior to a change in control. The Amendments do not change the terms of the Legacy Agreements with respect to payments or benefits to the executive officer, and they continue to reflect a “double trigger” requirement of both (a) a change in control of the Registrant and (b) either an involuntary termination of the executive officer by the Registrant other than for cause, death or disability or a voluntary termination by the executive officer for good reason. Those same terms are contained in the Otterberg Agreement.

In each Agreement, the definition of good reason for an executive officer to receive payments or benefits upon a voluntary termination by the executive officer, based on a change by the Registrant in the executive officer’s title or position, requires that the change be both material and adverse, as opposed to simply material. The definition of change in control in each Agreement is limited from that contained in the Legacy Agreements, such that a change in control is deemed to occur only if: (a) any person becomes the beneficial owner of more than 50% of the total fair market value or the total voting power of the Registrant, excluding certain acquisitions, (b) the incumbent directors of the Registrant cease to constitute at least a majority of the Registrant’s Board of Directors, with certain exceptions that include approval by a vote of the Registrant’s shareholders in an election contest, or (c) a merger, consolidation or other transaction involving the Registrant or a subsidiary of the Registrant is consummated where (i) the underlying assets involved have a total gross fair market value equal to 50% or more of the total gross fair market value of the Registrant’s assets and (ii) the beneficial owners of the total fair market value and total voting power of the Registrant before the transaction no longer beneficially own at least 50.1% of the combined fair market value and combined voting power of the resulting entity following the transaction.

When and if double trigger events have occurred with respect to an executive officer, his Agreement provides that the executive officer will receive certain benefits, the present value of which would be 2.99 times the average total compensation paid to the executive officer by the Registrant during the five (5) calendar years (or any shorter period that the executive officer has been employed with the Registrant) preceding the change in control of the Registrant, subject to reduction (to the extent any such payments or benefits constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code) to an amount such that no benefit payment becomes subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, as determined by the Registrant’s independent certified public accountants. These benefits would be paid in equal installments over a 24-month period, provided that any payment may be subject to delay if necessary to comply with Section 409A of the Internal Revenue Code.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreements. The Legacy Agreements, which remain in effect as-is until December 31, 2014, have been previously filed by the Registrant, and the Amendments and Otterberg Agreement are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Report and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Amendment No. 2 to Change in Control Agreement for William L. Jasper, effective December 31, 2014, between the Registrant and William L. Jasper.
10.2	Amendment No. 2 to Change in Control Agreement for R. Roger Berrier, Jr., effective December 31, 2014, between the Registrant and R. Roger Berrier, Jr.
10.3	Amendment No. 2 to Change in Control Agreement for Thomas H. Caudle, Jr., effective December 31, 2014, between the Registrant and Thomas H. Caudle, Jr.
10.4	Change in Control Agreement for James M. Otterberg, effective December 31, 2014, between the Registrant and James M. Otterberg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

By:	/s/ W. Randy Eaddy
W. Randy Eaddy
General Counsel

Dated: December 1, 2014

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Amendment No. 2 to Change in Control Agreement for William L. Jasper, effective December 31, 2014, between the Registrant and William L. Jasper.
10.2	Amendment No. 2 to Change in Control Agreement for R. Roger Berrier, Jr., effective December 31, 2014, between the Registrant and R. Roger Berrier, Jr.
10.3	Amendment No. 2 to Change in Control Agreement for Thomas H. Caudle, Jr., effective December 31, 2014, between the Registrant and Thomas H. Caudle, Jr.
10.4	Change in Control Agreement for James M. Otterberg, effective December 31, 2014, between the Registrant and James M. Otterberg.